UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55262	33-1227348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PE Wanda Building, No. 439, 23rd Floor Changjiang Road Xigang District, Dalian People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 86-165-0392-5151

GREEN SUPPLEMENTS ONLINE INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2015, Green Supplements Online Inc. (the “Company”) filed amended and restated articles of incorporation of the Company (the “Amended and Restated Articles of Incorporation”) with the Secretary of State of Nevada. The Amended and Restated Articles of Incorporation changed the Company’s name to Lvyuan Green Building Material Technology Corp. and increased the Company’s authorized shares of capital stock from 75,000,000 shares of common stock, par value $0.001 per share, to 300,000,000 shares of common stock, par value $0.001 per share, and 30,000,000 shares of preferred stock, par value $0.001 per share. In addition, the Company added provisions limiting the personal liability of the Company’s officers and directors and allowing for the indemnification of officers, directors, employees and agents of the Company to the extent permitted by applicable law and pursuant to Chapter 78 of the Nevada Revised Statutes. The Amended and Restated Articles of Incorporation became effective upon filing. A copy of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In addition to the above, as disclosed in the Company’s proxy statement, filed with the Securities and Exchange Commission on September 1, 2015, the Company has adopted amended and restated bylaws (the “Amended and Restated Bylaws”) to (i) amend the provisions relating to the authorized number of directors, special meetings of the board and filling vacancies on the board; (ii) add an advance notice provision with respect to stockholder proposals, including director nominations, to be presented at meetings of stockholders; and (iii) allow the Company’s board to change our fiscal year end. The Company’s board has resolved to fix the Company’s fiscal year end as December 31. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation, effective September 24, 2015.

3.2	Amended and Restated Bylaws, effective September 21, 2015.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LVYUAN GREEN BUILDING MATERIAL TECHNOLOGY CORP.

Date: September 30, 2015	By:	/s/ Peter H. Tong
	Name:	Peter H. Tong
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation, effective September 24, 2015.

3.2	Amended and Restated Bylaws, effective September 21, 2015.

4